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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 27, 2005

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

           California                   000-22893               94-2424084
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                                400 Kato Terrace
                            Fremont, California 94539
          (Address of principal executive offices, including zip code)

                                  510-623-9400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        This Form 8-K/A amends the Current Report on Form 8-K filed by Aehr Test Systems with the Securities and Exchange Commission on September 27, 2005 to provide information required by Item 9.01 of Form 8-K.

        On September 27, 2005, Aehr Test Systems (the "Company") issued a press release announcing the Company's financial results for its first fiscal quarter 2006 ended August 31, 2005. The press release has been amended to include the following information at the bottom of the Income Statement on page three of the press release:

Shares used in per share calculations:
     Basic            7,482           7,393
     Diluted          7,482           7,393

        A copy of the amended press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K, including the exhibit attached hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

        Exhibit No.     Description
        -----------     --------------------------------------------------------
           99.1         Amended Press Release of Aehr Test Systems dated
                        September 27, 2005 entitled   "Aehr Test Systems
                        Reports First Quarter Results for Fiscal 2006."

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Aehr Test Systems
                                              (Registrant)

Date:  September 27, 2005
                                              By:  /S/ GARY L. LARSON
                                                   -----------------------------
                                                   Gary L. Larson
                                                   Vice President of Finance and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Amended Press Release of Aehr Test Systems dated September 27, 2005 entitled "Aehr Test Systems Reports Results First Quarter Results for Fiscal 2006."